UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2015

Date of Report (Date of earliest event reported)

ADAIAH DISTRIBUTION INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55369	90-1020141
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Poruka iela 3 Madona LV- 4801 Latvia	4801
(Address of principal executive offices)	(Zip Code)

(775) 375-5240

Registrant's telephone number, including area code

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02 SALE OF UNREGISTERED STOCK

On December 2, 2015, the Company by written consent of the Board of Directors approved the issuance to Mr. Nikolay Titov of 16,000,000 restricted shares of the Company's common stock in exchange for continued services as the sole member of the Board and the Company's sole executive officer. These shares are being issued subsequent to the stock split described below in Item 5.03 and will increase the Company's total issued and outstanding shares following such stock split to 141 million shares.

Mr. Titov is a non "U.S. person" (as that term is defined in Regulation S of the Securities Act of 1933, as amended) and the sale of the shares to Mr. Titov was done in an offshore transaction in which we relied on the registration exemption provided for in Regulation S and/or Section 4(2) of the Securities Act of 1933, as amended (the "Act"), as the conditions of Regulation S were met, including but not limited to the following conditions:

•	Mr. Titov is a resident and citizen of Latvia and was in Latvia at the time of the sale of the shares;

•	Mr. Titov agreed to resell the shares only in accordance with Regulation S, pursuant to a registration under the Act, or pursuant to an available exemption from registration; and

•

The certificate representing the shares sold contain a legend that transfer of the shares is prohibited except in accordance with the provisions of Regulation S, pursuant to a registration under the Act, or pursuant to an available exemption from registration and the hold may engage in hedging transactions with regards to Adaiah's common stock unless in compliance with the Act.

ITEM 5.03 AMENDEMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

On November 29, 2015, the Company's board of directors elected by unanimous written consent to file Articles of Amendment to its Articles of Incorporation with the Nevada Secretary of State to (i) increase the Company's authorized number of shares of common stock from 75 million to 750 million, and (ii) increase the Company's total issued and outstanding shares of common stock by conducting a forward split of such shares at the rate of 25 shares for every one (1) share currently issued and outstanding (the "Forward Split"). On December 4, 2015, the Company filed such Articles of Amendment with the Nevada Secretary of State. The record date for the Forward Split is December 1, 2015.

On December 4, 2015, the Company filed an Issuer Company-Related Action Notification Form with FINRA requesting that the aforementioned Forward Split be effected in the market. Such notification form is being reviewed by FINRA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIAH DISTRIBUTION INC.

Date: December 14, 2015	By:	/s/ Nikolay Titov
	Name:	Nikolay Titov
	Title:	President, Chief Executive Officer, Chief Financial Officer